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                                                                    EXHIBIT 10.3



                       JUBILEE GAMING ENTERPRISES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the Employee Stock Purchase Plan of JUBILEE GAMING ENTERPRISES, INC. (the "Company"), a Minnesota corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase
Plan" under Section 423 of the Internal Revenue Code of 1986, as amended.   The
provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.

         (a)  "Board" shall mean the Board of Directors of the Company.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the Common Stock, no par value per share, of the Company.

         (d) "Company" shall mean Jubilee Gaming Enterprises, Inc., a Minnesota corporation, and any subsidiary of the Company.

         (e) "Compensation" shall mean all taxable earnings, including payments for overtime, incentive compensation, incentive payments, bonuses, commissions or other compensation.

         (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered to be interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to be a Participating Employer in the Plan.



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         (h)  "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Exercise Date" shall mean the last day of each offering period of the Plan.

         (k) "Offering Date" shall mean the first day of each offering period of the Plan.

         (l) "Offering Period" shall mean the period from the Offering Date to the Exercise Date during which eligible employees of the Company or a Participating Employer may participate in the Plan.

         (m) "Participating Employer" shall mean any Designated Subsidiary which offers to its eligible Employees the opportunity to participate in the Plan.

         (n)  "Plan" shall mean this Employee Stock Purchase Plan.

         (o) "Subsidiary" shall mean a corporation, domestic or foreign, or other entity of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  Eligibility.

         (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. Anyone who meets the eligibility criteria and becomes an Employee during the Offering Period but after the Offering Date may not begin participation prior to the beginning of the next Offering Period. All eligible Employees who elect to participate in this Plan shall have the same rights and privileges except as provided in Subparagraph (b) below.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a



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rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by one offering during each six month Offering Period of the Plan, commencing on or about each January 1 and July 1 and continuing thereafter to a date no later than June 30 and December 31 of the same six consecutive month period or until terminated in accordance with paragraph 20 hereof. The Board shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. The first Offering Period shall commence on a date determined by the Board which follows the date on which the Common Stock has been registered under the Exchange Act.

     5.  Participation.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company or Participating Employer and filing it with the Company's or Participating Employer's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

         (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 11. Payroll deductions must be whole dollar amounts only and may not be less than $10.00 per pay period.

     6.  Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement with the Company's or Participating Employer's payroll office, he or she shall elect to have payroll deductions made on each payday during the Offering Period. The aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of his or her aggregate Compensation during said Offering Period.

         (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 11.



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         (d)  A participant may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and filing with the Company's payroll office a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's or Participating Employer's receipt of the new authorization. Only one change in rate may be made in any Offering Period by any participant.

     7.  Grant of Option.

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such Offering Period (not to exceed an amount equal to ten percent (10%) of his or her anticipated Compensation for the Offering Period, to be determined as of the date of the commencement of the applicable Offering Period and adjusted as of the Exercise Date if appropriate) by eighty-five percent (85%) of the fair market value of a share of the Common Stock on the Offering Date, subject to the limitations set forth in Section 3(b) and 13 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) hereof.

         (b) The fair market value of a share of Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for such date, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

         (c) Options to purchase granted on the Offering Date expire as of the Exercise Date.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 11, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares of Common Stock subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the number of whole shares of Common Stock purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account


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under the Plan after a purchase by him or her of full shares of Common Stock at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock, shall be returned to said participant.

     10. Expenses. All costs of maintaining records and executing transfers will be borne by the Company. Brokerage expenses incurred in connection with the purchase of shares shall be included as part of the costs of the shares of Common Stock to the participating Employees.

     11. Withdrawal; Termination of Employment.

         (a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving five (5) days prior written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares of Common Stock will be made during the Offering Period.

         (b) Upon termination of the participant's Continuous Status as an Employee prior to each Exercise Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 15, and his or her option will be automatically terminated.

         (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option terminated.

         (d) A participant who withdraws from the Plan may not revoke that withdrawal and recommence payroll deductions during the same Offering Period.

         (e) A participant's withdrawal from the Plan will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13. Stock.

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, subject to adjustment upon changes



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in capitalization of the Company as provided in paragraph 19. If the total number of shares of Common Stock which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares of Common Stock subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

         (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or such a committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

         (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

         (b) If a committee is established by the Board to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of such a committee.

     15. Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator



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of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11.

     17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

     19. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all



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of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 19, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in paragraph 22) if such amendment would:

         (a)  Increase the number of shares that may be issued under the Plan;

         (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant's Compensation;

         (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

         (d)  If the Company has a class of equity securities registered under
Section 12 of the Exchange Act at the time of such amendment, materially increase the benefits which may accrue to participants under the Plan.

     If any amendment requiring shareholder approval under this paragraph 20 of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in paragraph 22 of the Plan.

     21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received



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in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Shareholder Approval.

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

         (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in paragraph 21(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act, or (2) the granting of an option hereunder to an officer or director after such registration, do the following:

              (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

             (ii) file with, or mail for filing to, the United States Securities and Exchange Commission four (4) copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     23. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the


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rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 20.



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